                                                            Exhibit 99.3

            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference in the following Registration
Statements:

(1) Registration Statement (Form S-8 No. 333-83332) pertaining to the 1998 Incentive Stock Plan of MarineMax, Inc.,

(2) Registration Statement (Form S-8 No. 333-63307) pertaining to 1998 Incentive Stock Plan and the 1998 Employee Stock Purchase Plan of MarineMax, Inc., and

(3) Registration Statement (Form S-3 No. 333-122091) of MarineMax, Inc.,

of our report dated April 28, 2006, with respect to the combined financial statements of Surfside 3 Marina, Inc. as of and for the year ended December 31, 2004 included in this Current Report (Form 8-K/A).

                                 /s/ ERNST & YOUNG LLP

Tampa, Florida
June 16, 2006